DELAWARE GROUP® EQUITY FUNDS IV

Delaware Fund for Income
Delaware International Fund
Delaware Investment Grade Fund
Delaware Special Situations Fund

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statement of Additional Information dated January 28, 2021

On February 24, 2021, the Board of Trustees of Delaware Group Equity Funds IV approved the reorganization (Reorganization) of each Fund into and with a substantially similar fund and class of another Delaware Fund as shown in the table below:

Acquired Funds/Classes	Acquiring Funds/Classes
Delaware International Fund, a series of Delaware Group Equity Funds IV	Delaware International Value Equity Fund, a series of Delaware Group Global and International Funds
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6
Delaware Investment Grade Fund, a series of Delaware Group Equity Funds IV	Delaware Corporate Bond Fund, a series of Delaware Group Income Funds
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6
Delaware Special Situations Fund, a series of Delaware Group Equity Funds IV	Delaware Small Cap Value Fund, a series of Delaware Group Equity Funds V
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6
Delaware Fund for Income, a series of Delaware Group Equity Funds IV	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6

Effective as of the close of business on the dates noted below, the following Acquired Funds will close to new investors and existing shareholders:

Date	Acquired Fund
June 18, 2021	Delaware International Fund and Delaware Investment Grade Fund
July 2, 2021	Delaware Special Situations Fund
July 16, 2021	Delaware Fund for Income

It is anticipated that the Acquired Funds’ shareholders will receive a prospectus/information statement in May 2021 providing them with information about the Reorganizations and the Acquiring Funds. The reorganizations are expected to take place as follows:

On or About Date	Acquired Fund
June 25, 2021	Delaware International Fund Delaware Investment Grade Fund
July 9, 2021	Delaware Special Situations Fund
July 23, 2021	Delaware Fund for Income

Effective the date of the supplement, contingent deferred sales charges will be waived on redemptions from the Acquired Funds through the date of the Reorganizations.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Each Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated April 9, 2021.